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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                               _________________

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  April 25, 2001

                      Advanced Engine Technologies, Inc.
              (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-25177                841358194
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


11150 W. Olympic Boulevard, Suite 1050, Los Angeles, California        90064
     (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (310) 914-9599
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     Advanced Engine Technologies, Inc. (referred to below as the "Company")
hereby amends and restates Item 4 of its Current Report on Form 8-K filed on May 14, 2001 as follows:

Item 4. Changes in Registrant's Certifying Accountant.

(a)    Previous Independent Accountants

(i) On November 16, 2000, the Company decided not to reappoint Neff & Ricci LLP ("Neff & Ricci") as its independent accountant to audit the Company's financial statements for the fiscal year ended June 30, 2001 and the client-auditor relationship with Neff & Ricci was terminated effective April 25, 2001. The Board of Directors of the Company (the "Board") approved the decision.

(ii) The reports of Neff & Ricci on the financial statements of the Company for the past two fiscal years ended June 30, 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the Company's two most recent fiscal years and through April 25, 2001, there have been no disagreements with Neff & Ricci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Neff & Ricci would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) The Company requested that Neff & Ricci furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 23, 2001, is filed as Exhibit 16 to this form 8-K/A.

(b)    New Independent Accountants

(i) On April 25, 2001, the Board appointed Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as its independent accountant and to audit the Company's financial statements for the fiscal year ended June 30, 2001 effective on April 25, 2001. The Board approved the decision.

       The Board will submit its decision for ratification by the shareholders of the Company during the Company's annual meeting of shareholders to be held later this year.

(ii) The decision to change independent accountants was primarily based on a recommendation from Neff & Ricci, whose offices are located in Albuquerque, New Mexico, that the Company might be better served by independent public accountants whose offices are located in the same geographical area as the Company's corporate headquarters and principal place of business (Los Angeles, California).

(iii) During the Company's two most recent fiscal years and through April 25, 2001, the Company has not consulted with Singer Lewak regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Singer Lewak concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing
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or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or event described in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     16   Letter re: change in certifying accountant (filed herewith)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED ENGINE TECHNOLOGIES, INC.



                              By: /s/ M. Neil Cummings, Esq.
                                  ----------------------------
                              Name:  M. Neil Cummings, Esq.
                              Title: Secretary

Date:  August 24, 2001
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EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------

          16         Letter re: change in certifying accountant